Exhibit 99.1

18-Oct-2013
Independent Bank Corp. (Massachusetts)
(INDB) Q3 2013 Earnings Call

CORPORATE PARTICIPANTS

Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Denis K. Sheahan
Chief Operating Officer, Independent Bank Corp. (Massachusetts)
Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp. (Massachusetts)

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OTHER PARTICIPANTS

Matthew Forgotson
Analyst, Sandler O'Neill & Partners LP

Bernard R. Horn, Jr.
President & Portfolio Manager, Polaris Capital Management LLC
Aaron C. Brann
Analyst, Keefe, Bruyette & Woods, Inc.

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MANAGEMENT DISCUSSION SECTION

Operator: Good morning and welcome to the Independent Bank Corp.'s Third Quarter 2013 Earnings Call. All participants will be in listen-only mode. [Operator Instructions] After today's presentation, there will be an opportunity to ask questions. [Operator Instructions]

This call may contain forward-looking statements with respect to the financial condition, results of operations and business of Independent Bank Corp. Actual results may be different. Independent Bank Corp. cautions you against unduly relying upon any forward-looking statements and disclaims any intent to update publicly any forward-looking statements, whether in response to new information, future events or otherwise. Please note this event is being recorded.

I would now like to turn the conference over to Christopher Oddleifson. Please go ahead sir.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Good morning everyone and thank you for joining us today. I am delighted to be accompanied by our newly appointed Chief Operating Officer; Denis Sheahan, and our new Chief Financial Officer, Rob Cozzone. Congratulations to both for taking on expanded leadership roles in our company, and I'll speak more of our recent organization changes in my comments later.

The third quarter, like so many others before, was another fundamentally sound one. Core earnings in the third quarter rose to $14.4 million or $0.63 per share, well above both prior quarter and prior year results. The underlying drivers were nicely balanced across multiple factors, robust new business generation, strong fee income growth, excellent core deposit growth, balance sheet strength, and expense control. These forces more than compensated for the ongoing pressure on net interest margins facing our industry.

Commercial lending continues as a bellwether strength for us. We continue to see solid growth in the commercial portfolios. Pipelines remain pretty flush but pull-through rates are still lower than previous years due to ongoing competitive pressures.

Core deposits, especially on the demand side have been very strong. They grew at a double-digit annualized rate in the third quarter, while growth here is outstripping our loan portfolio growth, we strongly believe in the long-term value such liquidity provides, both as a source of low-cost funding and the embedded customer relationship potential.

As you know, fee income generation is a high priority for us and it was encouraging to see healthy increases across a range of wide items in the third quarter. This helped us achieve 1% ROA in the third quarter. Credit quality trends remain benign with fairly stable nonperforming asset levels and continued low net charge-offs. Our quality of earnings remained strong as we continue to prudently add to loan loss reserves.

Capital continues to build nicely with increases in each of the key ratios. Total capital now sits at 13% above its level of a year ago. And we take particular pride in the steady growth of tangible book value per share, which rose by another 3% in the third quarter. So third quarter results were certainly encouraging.

Beyond the numbers, we continue to expand and develop the Rockland franchise. We formally opened our first office in Boston a few weeks ago in the heart of the financial district. A 5,000 square foot space houses both investment management and commercial lending capability and success achieved in other recent expansion moves, such as in Providence, gives us a lot of confidence as to our prospects in Boston. We have robust on-line and mobile banking offerings. Interestingly, we were recently recognized by the Independent Community Bankers Association as one of the top 50 leaders in social media from a population of about 7,000 community banks. We are also eagerly awaiting the closing of the Mayflower Bancorp acquisition, currently expected in mid-November. Everything is on track for a smooth integration and conversion. We know this market very well, given our number one share position and we'll definitely hit the ground running here. The $200 million plus in deposits will further add to our liquidity position which we highly value as we discussed earlier.

Let me now turn to the series of organizational changes we announced last month. Now, in addition to Denis and Rob, we promoted a number of other talented individuals into important leadership positions in areas such as information technology , accounting, residential mortgage and deposit operations.

The important takeaway here and I think this is really, really sort of noteworthy, is that every single one of these key positions was filled internally. This is testimony to the efficacy of the formal performance management and succession planning processes that we are building and refining over the last number of years.

So you might ask why make all these changes now? You know that the Rockland franchise is thriving and we certainly take great pride in our record of performance, however, we take nothing for granted. We fully recognize that in a post financial crisis era, a much tougher, leaner and competitive banking environment is emerging with more mature and sophisticated customers. The challenges posed by margin pressures, tougher competition and a stricter and a costlier regulatory environment are not going away . So it feels imperative to challenge ourselves to work that much harder and smarter, to earn our customers' loyalty and continue growing shareholder value.

One major focus we'll be taking a hard look at how we best build and grow customer relationships using business analytics and business intelligence and analytics. Another priority will be to scrutinize the overall quality effect in this and efficiency of our business models and work relentlessly to achieve continuous improvement.

I've asked Denis in his new capacity as Chief Operating Officer to focus on these priorities and, as many, I hope all of you know Denis is ideally suited to this role, is a proven well-respected executive within our company , who brings great discipline, focus and drive to do the task at hand. Likewise, Rob brings great skills to the CFO position. I greatly look forward to working with him and our other talented executives in leading our company forward.

Thank you. I'll now hand it over to Denis.
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Denis K. Sheahan
Chief Operating Officer, Independent Bank Corp. (Massachusetts)

Thank you, Chris. I'm delighted to be taking on a new role at the company and in particular, I'm delighted that my colleague for many years, Rob Cozzone, is stepping up to become our new CFO. In addition to my current responsibilities as Chris indicated, I will be coordinating the efforts of marketing, information technology, finance and the business lines to drive two major initiatives in the area of business intelligence analytics and process improvement.

The plan is for us to take our existing knowledge management model to the next level of performance, while also focusing on process improvement as we view these initiatives as critical to competing successfully in the future. The Rockland franchise has come a long way over the years. Our strategy of disciplined growth has created considerable value for our shareholders. We are determined to sustain this track record, yet fully recognize there's no such thing as a glide path to future success in our industry. In order to continue winning the battle for the hearts and minds of our customers, we must see continuous improvement in all that we do and we intend to do just that.

Rob has been with Independent Bank Corp. for 15 years and served most recently as Treasurer for the company . He has played a significant role in managing the company's interest rate risk and capital strategy and is well suited to be our Chief Financial Officer, and is supported by a deep bench in the finance team. Rob will be handling the quarterly earnings with Chris from now on, but I won't be totally disappearing, as I expect to stay connected to the investment community in other forums. Rob?
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp. (Massachusetts)

Thank you, Denis and good morning. As Denis mentioned, I've been with Rockland Trust for 15 years and have worked closely with Chris and Denis on strategy and balance sheet management for the last 10 years.

During most of that time, the economic and regulatory environments were less than friendly for banks. However, those volatile environments helped to validate the strict financial and credit discipline we have adhered to over the years. I intend to carry on that discipline and emphasize the profitable deployment of shareholder capital.

With higher industry-wide capital levels now required, it is incumbent on financial managers to ensure that capital is invested thoughtfully and efficiently. My focus in the leadership Denis brings to process improvement and business intelligence will help INDB continue to deliver consistent financial results.

I'll now review our third quarter earnings release in more detail. Independent Bank Corp. reported net income of $14.7 million and GAA P diluted earnings per share of $0.64 in the third quarter of 2013. This compared to net income of $12.8 million and diluted earnings per share of $0.56 in the second quarter. Both quarters included M&A charges and the third quarter included a gain on the extinguishment of Federal Home Loan Bank debt. Excluding these items, diluted earnings per share on an operating basis was $0.63 in the third quarter compared to $0.58 in the second quarter, and year-over-year diluted earnings per share on an operating basis improved by 16%.

Strong earnings for the quarter led to improved profitability ratios. On an operating basis, the return on average assets was 0.98% and the return on average equity was 10.36%.

I'll now speak to some key items for the quarter. As anticipated, with high levels of pay offs in commercial offsetting strong gross volumes, total loan growth at 0.57% was suppressed in the third quarter. Yet with the approved commercial loan pipeline now reaching a high of just over $300 million at September 30th, we continue to expect good closing volumes heading into the fourth quarter. In addition, the increase in mortgage rates during the second quarter has slowed prepayment in our consumer real estate portfolio significantly . These two factors are likely to lead to somewhat stronger loan growth in the fourth quarter.

The average yield on the total loan portfolio declined by 11 basis points to 4.13% for the third quarter and influences contributing to the decline included higher prepayments in the prior quarter and significant churn in the current quarter, as competition for quality credits remain stiff.

As Chris mentioned, we had another healthy quarter for core deposit growth. Demand deposits increased 4.4% unannualized and have now grown to a healthy 28% of total deposits.

Savings and interest checking increased 2.5 % and core deposits now represent 85.3% of total deposits. This growth continues to be attributed to advertising campaigns launched in the second quarter, as well as seasonal deposit flows. The total cost of deposits remain flat at a low 23 basis points for the quarter and our total cost of funds declined one basis point to 45 basis points for the quarter.

During the quarter, we opportunistically deployed some of our excess cash to prepay $60 million of Home Loan Bank Advances. Since these advances were assumed as part of the Central Bancorp acquisition, the associated book value included an unamortized mark, which more than offset the prepayment penalty. The resulting gain of $763,000 is excluded from operating earnings.

Another notable event related to the borrowings category was the re-pricing of $30 million of sub debt from 7.02% to LIBOR plus 300 basis points.

The net interest margin declined 14 basis points in the third quarter, as excess liquidity from strong deposit growth was not fully deployed and the reduced yield on loans previously described was not offset by a lower cost of funds. Short term, we would expect the net interest margin to stabilize at current levels. And although there are many interest rate scenarios that could potentially play out, we remain fundamentally positioned for rising rates.

Asset quality trends remain strong, both net charge-offs and nonperforming assets were essentially flat with the prior quarter. However, nonperforming loans did increase $1.3 million to $37.9 million in the quarter as a reduction in home equity nonaccruals was offset by an increase in the commercial. Troubled debt restructures, TDRs, have steadily declined as the volume of pay offs continues to exceed new modifications. Also, over 80% of the TDR portfolio continues to perform. Flat net charge-offs and slower loan growth led to lower provisioning levels for the quarter, while continuing to add to loan loss reserves. We continue to feel good about the state of our credit.

Noninterest income on an operating basis increased by 4% quarter -over-quarter and represented 28% of total revenue. Our continued focus on core checking accounts, both business and personal, has resulted in strong growth in deposit fees and accelerated commercial loan activity has led to an increase in loan level derivative income.

Mortgage banking income also increased during the quarter, as the impact from lower production was offset by a shift to mandatory delivery and lower commission costs. However, mortgage banking income is expected to trend lower from here.

Noninterest expense on an operating basis was down approximately $1 million for the quarter, as decreases in advertising, loan work-out costs and occupancy were partially offset by an increase in incentive accrual. We expect to increase our advertising spend somewhat as we head into the fourth quarter.

Higher full year earnings expectations resulted in a higher effective tax rate for the quarter. The 2013 tax rate before adjusting for the Mayflower Bancorp acquisition is now expected to be closer to 26% than 25%. Heading into 2014, the tax rate is expected to increase by 2- 4 percentage points, as some of our New Market Tax Credits begin to trail off. Strong earnings for the quarter helped to boost our capital levels. All of our capital ratios improved during the quarter, and tangible book value per share increased $0.50 to $18.06 in the quarter. Importantly, we estimate our current capital levels exceed the fully phased in Basel III requirements. A s Chris mentioned, the Mayflower Bancorp acquisition is scheduled to close next month. We still expect the transaction to be 1% to 2% accretive to earnings, exclusive of one-time charges. In addition, we expect little dilution to tangible book value. Earnings accretion will be achieved via 60% cost savings as significant overlap will allow for multiple branch closures. The acquisition of Mayflower will strengthen our position in a key market and provide additional liquidity to fuel future growth.

I will now provide updated earnings guidance for the year. Please keep in mind that the guidance does not include the impact of the Mayflower Bancorp acquisition, which aside from M&A costs, should be minimal in 2013.

At our last conference call, we confirmed our original operating diluted earnings per share performance guidance for this year between $2.28 to $2.38, which equates to 6% to 10% EPS growth. With year-to-date operating EPS of $1.78, we now expect to be at the upper end of that range. In addition, we can provide updated guidance in the following areas.

First, with 16 basis points of net charge-offs or $5.3 million year-to-date, we expect to be in the range of $8 million to $10 million for the full year.

Second, while we still expect full year loan growth to be closer to the 1% to 2% guidance provided last quarter, high commercial closing volumes towards the end of the year could enhance the growth rate.

Third, the net interest margin is expected to remain in the 3.40%'s versus the low 3.50%'s as originally anticipated. These three factors will lead to lower provisioning expense and lower net interest income for the year.

As mentioned, the full year tax rate excluding the Mayflower Bancorp acquisition is expected to be approximately 26%. The remainder of our full year guidance is essentially the same. We're very pleased with the results for the quarter and the expectations for the full year. That concludes my comments. Chris?
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Okay, great. Operator, we're ready to open up for questions.

QUESTION AND ANSWER SECTION

Operator: Thank you. [Operator Instructions] . The first question will come from Matthew Forgotson of Sandler O'Neill & Partners. Please go ahead with your question.
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Matthew Forgotson
Analyst, Sandler O'Neill & Partners LP

Hi, good morning.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Good morning.
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp. (Massachusetts)

Good morning.
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Matthew Forgotson
Analyst, Sandler O'Neill & Partners LP

Just a quick question on the margin. Rob, that margin guidance that you provided, is that for the fourth quarter of the year or is that for the full year of 2013?
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp. (Massachusetts)

That's for the fourth quarter, the 3.40%.
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Matthew Forgotson
Analyst, Sandler O'Neill & Partners LP

Okay . And can you just talk a little bit about how we might see the mortgage banking line item kind of trend down from here. I know you mentioned that it was going down, but what's a good stabilized level, say as we head into 4Q and then into and across 2014?
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp. (Massachusetts)

I'll - just to give you an idea, Matt. The pipeline for mortgage is down from just over $70 million, to just over $40 million, so that's a 40% decline. However, with the improvement from mandatory delivery and that pricing improvement, we would expect mortgage banking income probably not to be down quite that much, 40% quarter-over-quarter but probably something in the range of 25% to 40%.
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Matthew Forgotson
Analyst, Sandler O'Neill & Partners LP

Okay . And then just last question here on the margin. Do you have the monthly margins by chance for July, August and September?

Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp. (Massachusetts)

That's detail we're not interested in sharing, Matt.
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Matthew Forgotson
Analyst, Sandler O'Neill & Partners LP

Okay . Okay , well thank you very much.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Great. Thanks, Matt.
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Operator: Our next question will come from Bernard Horn of Polaris Capital. Please go ahead.
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Bernard R. Horn, Jr.
President & Portfolio Manager, Polaris Capital Management LLC

Hi. Good morning and congratulations on a pretty good year and congratulations to all the promoted people.
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp. (Massachusetts)

Great. Thank you, Bernie.
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Bernard R. Horn, Jr.
President & Portfolio Manager, Polaris Capital Management LLC

Two quick questions. Last call, I think you were talking about competition in the loan side that was in some places a little bit too aggressive for your taste. I'm just curious if that's changed much at all because I know you had pretty decent net growth in commercial loans. So just curious if you're kind of acquiescing on the loan competition, or is it just you're finding pockets so you can do on your own terms?
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

It's more the latter. I mean, the one advantage we have with about 40 commercial officers in the field is that we see a lot of deals. There are - as Rob said, our approved pipeline is $300 million; our sort of gross, good enough to put in our pipeline report is far greater than that. So we're able to - as I said, even with the diminished pull-through rate, achieve growth. So while we're seeing some behavior that we prefer not to see; a) I think, it is subsided somewhat; b) it still exists; but c) to your latter point, we're able to sort of pick our points where we can get the pricing that we desire. We are not giving up a lot on pricing. Is that fair characterization, Rob?
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp. (Massachusetts)

That's absolutely fair. Yes.
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Bernard R. Horn, Jr.
President & Portfolio Manager, Polaris Capital Management LLC

Great. Second question. You had a pretty substantial increase in non-interest income given the economy seems to be - the economy is getting really strong and it's creating these, like the NSF charges you referred to in the statements that it was related to either seasonal or something else. But I'm just curious if you have any analytics or methods to determine whether the NSF charge increases signaling in any way a deterioration in consumer finances, or it's not just seasonal or something else?
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp. (Massachusetts)

We wouldn't suggest that it would indicate a deterioration, Bernie. We think it's more seasonal, but in addition we're having a lot of success growing our core relationships, with that free checking and free business checking continue to grow nicely and so that is allowing us to have increases in those areas.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

One interesting point, Bernie, about our growth, I mean, I think the household growth rate in Massachusetts is about 0.6% annually. Our core household growth rate, that is a household with a core account is growing above 5%. So we're really out-pacing the - what you consider sort of natural growth.
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Bernard R. Horn, Jr.
President & Portfolio Manager, Polaris Capital Management LLC

Okay . Well, thanks. That's all I had. Good answers. Have a good quarter coming into the last part of the year. Thanks.
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp. (Massachusetts)

Thank you.
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Operator: Our next question will come from Aaron Brann of KBW. Please go ahead.
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Aaron C. Brann
Analyst, Keefe, Bruyette & Woods, Inc.

Good morning, gentlemen. How are you doing?
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Good morning.
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp. (Massachusetts)

Great.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

I'm doing well. Thanks.
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Aaron C. Brann
Analyst, Keefe, Bruyette & Woods, Inc.

Just a couple of questions. The first is that the cash balance at little bit more than $300 million is still well above where it has historically been. Do you have a target for moving that down, or is this a new higher level that you expect to operate with?
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp. (Massachusetts)

Well, there's two components to that cash balance. One is strictly cash and due from banks, and one component of that is cash that we're currently holding at a correspondent because we're receiving premium earnings credit rate on that. So that is a little bit abnormal and that equates to about $85 million in that cash and due balance.

The other balance interest-earning deposits at banks is essentially a balance at the Fed, and that is additional liquidity that we will look to deploy over time as we have somewhat in this past quarter.
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Aaron C. Brann
Analyst, Keefe, Bruyette & Woods, Inc.

And can you give us a size of that, how much do you think can be redeployed from that category ?
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp. (Massachusetts)

We have a very strong commercial pipeline as we mentioned. And we do expect a good closing quarter for commercial. We also won't expect the same level of deposit growth that we've experienced in this past couple of quarters. So we would hope to deploy the majority of that.
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Aaron C. Brann
Analyst, Keefe, Bruyette & Woods, Inc.

Okay . And certainly , it sounds like commercial loans is one area that you're targeting to be use of some of that cash. But do you see yourself continuing to add to your securities portfolio, or was this sort of a one-time increase this quarter?
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp. (Massachusetts)

No, we would likely continue to add to the securities portfolio, probably not at the level you saw this quarter. But keep in mind with the Mayflower Bancorp acquisition, they will be bringing net additional liquidity of about $80 million or $90 million. The majority of that will be incorporated into the securities portfolio as well.
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Denis K. Sheahan
Chief Operating Officer, Independent Bank Corp. (Massachusetts)

Aaron, it's Denis here. Just want to add to what Rob said. Just keep in mind here, our cash balance is a little higher than we've typically run at, but when you lay out a plan for a year, you lay out a liquidity plan, you lay out an asset generation plan, and loan growth is not what we had anticipated for the year for the reasons that we've talked about in the past. So we've a little bit higher liquidity now. That will get taken care of over time. We don't plan to run with $300 million of liquidity off into the future. It will be lower - but it's going to take some time to bring it down.
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Aaron C. Brann
Analyst, Keefe, Bruyette & Woods, Inc.

I appreciate that very much. And switching over to the loan side, you mentioned that competition remains - remained strong. What is sort of the blended average rate that you're able to get on new originations in the quarter? And if you could also, what was the sort of rate of loans that rolled off or matured in the quarter?
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp. (Massachusetts)

We're not going to provide that detail, but we will say that we continue to maintain our discipline as it relates to pricing, in particular loan pricing. And that's evident in our balance movement over the last couple of quarters. We continue to see a significant number of deals, so we have the ability to be selective and we will continue to be selective. We're not going to sacrifice our pricing discipline.
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Aaron C. Brann
Analyst, Keefe, Bruyette & Woods, Inc.

Okay . And my final question is the loan level derivative income moved up sharply in the quarter. I know it's still relatively small revenue contributor, but what is your outlook for that line item. Is this the movement we saw this quarter just a reaction to what some of the benchmark rates did between June and September, or is this going to continue to be a growth line item for the bank?
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp. (Massachusetts)

Yeah, that's a good point. It is directly related to commercial activity, but certainly there was some reaction to the increase in rates. And so we do think that that revenue line item was bolstered somewhat this quarter. However, because our commercial pipeline is even stronger at the end of the third quarter than it was at the end of the second quarter, we expect another strong quarter heading into the end of the year for loan level derivative income.
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Aaron C. Brann
Analyst, Keefe, Bruyette & Woods, Inc.

All right. Well, I appreciate that very much. And have a nice day .
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Great. Thank you.
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Operator: [Operator Instructions] And showing no additional questions in the queue, this does conclude our question-and-answer session. I would like to turn the conference back over to Mr. Christopher Oddleifson for his closing remarks.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Well, thank you very much. I appreciate - we appreciate everybody joining the call today, and we look forward to giving you our full year results in early January . Have a good fall. Thank you. Bye.
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Operator: Ladies and gentlemen, the conference has now concluded. We thank you for attending today 's presentation. You may now disconnect.